UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 10, 2008
JDA Software Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27876 (Commission File Number)	86-0787377 (IRS Employer Identification No.)

14400 North 87th Street
Scottsdale, Arizona (Address of principal executive offices)	85260-3649 (Zip Code)
(480) 308-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This Form 8-K/A amends the Form 8-K of JDA Software Group Inc. (“JDA”) dated August 10, 2008 and filed with the Securities and Exchange Commission on August 11, 2008 (the “Original 8-K”) for the purpose of filing the transcript of a conference call conducted by executive officers of JDA and to correct the Exhibit No. to 2.1 of the Agreement and Plan of Merger dated August 10, 2008 by and among JDA, Iceberg Acquisition Corp. and i2 Technologies, Inc. (the “Merger Agreement”), which was incorrectly filed as Exhibit No. 10.1 to the Original 8-K. This amendment is qualified in its entirety by reference to the Original 8-K.

Item 8.01.	Other Events.
     On August 11, 2008, the executive officers of JDA held a conference call to discuss the merger contemplated by the Merger Agreement for which the investor presentation was previously filed as Exhibit 99.2 to the Original 8-K. The transcript of the conference call is attached as Exhibit 99.7 to this Form 8-K/A and is incorporated by reference herein.
Information Not “Filed”
     The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
     (c) Exhibits.

Exhibit No.	Description

99.7	Transcript of the conference call conducted by executive officers of JDA Software Group, Inc. on August 11, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JDA Software Group, Inc.
Date: August 14, 2008	By:	/s/ Kristen L. Magnuson
Kristen L. Magnuson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.7	Transcript of the conference call conducted by executive officers of JDA Software Group, Inc. on August 11, 2008